EXHIBIT 10.30

                 FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
                             AND TO REVOLVING NOTE


     This Amendment is made as of this 20th day of July, 1995, by and between K-TEL, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("Borrower") and TCF BANK MINNESOTA FSB, a federally chartered stock savings bank (the "Bank").


                                    RECITALS

     A. The Borrower and the Bank have entered into a Revolving Credit Agreement dated as of January 30, 1995 (the "Credit Agreement"), pursuant to which the Bank, subject to the terms and conditions set forth therein, agreed to make revolving advances to the Borrower in the aggregate amount of up to $3,000,000.

     B. The Borrower's obligation to repay the revolving advances made by the Bank under the Credit Agreement is evidenced by the Borrower's Revolving Note dated January 30, 1995, payable to the Bank's order in the original principal amount of $3,000,000 (the "Note"). As of July 20, 1995, the outstanding principal balance of the Note is $1,416,262.84 and interest thereon has been paid through July 1, 1995.

     C. The Borrower has requested that the Bank, among other things, (i) extend the Commitment Termination Date and the Maturity Date from July 22, 1995 to November 30, 1995, and (ii) revise Sections 5.7, 5.8 and 5.9 of the Credit Agreement.

     D. The Bank is willing to grant the Borrower's requests subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. All capitalized terms used in this Amendment, unless specifically defined herein, shall have the meanings given to such terms in the Credit Agreement.

     2. The definitions of "Commitment Termination Date" and "Maturity Date" in
Section 1.1 of the Credit Agreement are each hereby amended by deleting the date "July 22, 1995" as it appears therein and by substituting therefor the date "November 30, 1995".

     3. Section 1.1 of the Credit Agreement is hereby further amended by adding the following new definition of "Subordinated Debt" in the appropriate alphabetical location in Section 1.1:

          "`Subordinated Debt' means the Debt of the Borrower from K-Tel USA which is subordinated in right of payment to all indebtedness and obligations of the Borrower to the Bank, pursuant to a Debt Subordination Agreement, duly executed by K-Tel USA and the Borrower, in substantially the form attached as Exhibit A to the First Amendment to Revolving Credit Agreement and to Revolving Note."

     4. Section 5.7 of the Credit Agreement is hereby amended to read as follows:

          "Section 5.7 Current Ratio. The Borrower will maintain at all times the ratio of its Current Assets to Current Liabilities at not less than 1.2 to 1."

     5. Section 5.8 of the Credit Agreement is hereby amended to read as follows:

          "Section 5.8 Ratio of Debt to Tangible Net Worth plus Subordinated Debt. The Borrower will maintain at all times the ratio of its Debt to Tangible Net Worth at not more than 4.4 to 1."

     6. Section 5.9 of the Credit Agreement is hereby amended to read as follows:

          "Section 5.9 Tangible Net Worth plus Subordinated Debt. The Borrower will maintain at all times the sum of its Tangible Net Worth plus Subordinated Debt in an amount not less than $800,000."

     7. The Note is hereby amended by deleting the date "July 22, 1995" as it appears in the first paragraph thereof and by substituting therefor the date "November 30, 1995".

     8. From and after the date of this Amendment all references in the Loan Documents to "the Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment and all references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

     9. From and after the date of this Amendment all references in the Loan Documents to "the Note" shall be deemed to refer to the Note as amended by this Amendment and all references in the Note to "this Note" shall be deemed to refer to the Note as amended by this Amendment.

     10. Except as explicitly amended by this Amendment, all of the original terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

     11. The execution of this Amendment and acceptance of any documents related thereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or any other Loan Document, whether or not known to the Bank and whether or not such Default or Event of Default exists on the date of this Amendment.

     12. The Borrower, and K-Tel International, K-Tel USA and Dominion, by signing the Acknowledgement and Agreement of Guarantors set forth below, each hereby absolutely and unconditionally releases and forever discharges the Bank, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or either of the Guarantors has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

     13. The Borrower hereby reaffirms its agreement under Section 8.5 of the Credit Agreement. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Bank for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental thereto.

     14. This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                           K-TEL, INC.


                                           By /S/ Mark Dixon
                                            Its  Vice President


                                           TCF BANK MINNESOTA FSB


                                           By /S/ Richard D. Larson
                                            Its  Vice President

                                           And

                                           By /S/ Milli Navara
                                            Its  Commercial Banking Officer



                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS


     The undersigned, a guarantor of the indebtedness of the Borrower to the Bank pursuant to its Guaranty dated as of January 30, 1995 (the "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 12 of the foregoing Amendment) and execution thereof; (iii) reaffirms its obligations to the Bank pursuant to the terms of its Guaranty; and (iv) acknowledges and agrees that the Bank may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of the present and future indebtedness of the Borrower to the Bank.


                                              K-TEL INTERNATIONAL, INC.


                                              By /S/ Mark Dixon
                                               Its  Vice President



     The undersigned, a guarantor of the indebtedness of the Borrower to the Bank pursuant to its Guaranty dated as of January 30, 1995 (the "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 12 of the foregoing Amendment) and execution thereof; (iii) reaffirms its obligations to the Bank pursuant to the terms of its Guaranty; and (iv) acknowledges and agrees that the Bank may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of the present and future indebtedness of the Borrower to the Bank.


                                         K-TEL INTERNATIONAL (USA), INC.


                                         By /S/ Mark Dixon
                                          Its  Vice President



     The undersigned, a guarantor of the indebtedness of the Borrower to the Bank pursuant to its Guaranty dated as of January 30, 1995 (the "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 12 of the foregoing Amendment) and execution thereof; (iii) reaffirms its obligations to the Bank pursuant to the terms of its Guaranty; and (iv) acknowledges and agrees that the Bank may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of the present and future indebtedness of the Borrower to the Bank.


                                         DOMINION ENTERTAINMENT, INC.


                                         By /S/ Mark Dixon
                                          Its  Vice President